EXHIBIT 10.95

                            APPLE SUITES SPE II, INC.

                            ARTICLES OF INCORPORATION

                                    ARTICLE I
                                      NAME

      1. Name. The name of the Corporation is Apple Suites SPE II, Inc.

                                   ARTICLE II
                                     PURPOSE

      2. Purpose. Notwithstanding any provision hereof to the contrary, the following shall govern: The nature of the Corporation's business, and of the purposes to be conducted and promoted by the Corporation, are limited solely to the following activities:

          (a) To acquire from Apple Suites, Inc., a Virginia corporation, those certain parcels of real property listed on Schedule A hereto, together with all improvements located thereon (collectively, the "Properties");

          (b) To own, hold, sell, assign, transfer, operate, lease, mortgage, pledge and otherwise deal with the Properties; and

          (c) To exercise all powers that are enumerated in the Virginia Stock Corporation Act and are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation as set forth herein.

                                   ARTICLE III
                                  PROHIBITIONS

      3. Certain Prohibited Activities. Notwithstanding any provision hereof to the contrary, the following shall govern:

          (a) The indebtedness of the Corporation shall consist only of a first lien mortgage on the Properties arising from refinancing by First Union National Bank (the "Mortgage"), any other indebtedness permitted under the Mortgage, and normal trade accounts payable in the ordinary course of business. For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Corporation shall not incur, assume, or guaranty any indebtedness not permitted hereunder.

          (b) The Corporation shall not consolidate or merge with or into any other entity, or convey or transfer its properties and assets substantially as an entirety to any entity, unless:

              (i) the entity (if other than the Corporation) formed or surviving such consolidation or merger, or that acquired by conveyance or transfer the properties and assets of the Corporation substantially as an entirety, shall:
(A) be organized and existing under the laws of the United States of America or any State or the District of Columbia, (B) include in its organizational documents the same limitations set forth in this Article III and in Article VII (Separateness Covenants), and (C) shall expressly assume the due and punctual performance of the Corporation's obligations; and

              (ii) immediately after giving effect to such transaction, no default or event of default under any agreement to which the Corporation is a party shall have been committed and be continuing.

          (c) For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Corporation shall not voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute without the unanimous consent of the Board of Directors. For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, no material amendment to these Articles of Incorporation or to the Corporation's Bylaws may be made without the prior approval of the mortgagee holding the Mortgage.

                                   ARTICLE IV
                                AUTHORIZED SHARES

      4.1. Number and Designation. The number of shares the Corporation is authorized to issue is set forth below, together with the designation thereof and the par value per share:

            Number of Shares     Class Designation   Par Value Per Share
            ----------------     -----------------   ------------------

            5,000                Common              no par value


      4.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to: (a) any shares of any class of the Corporation, whether now or hereafter authorized; (b) any warrants, rights or options to purchase any such shares; or (c) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

      4.3 Voting and Distributions. The holders of the Common Shares shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon the liquidation of the Corporation, its dissolution or the winding up of its affairs.

                                    ARTICLE V
                       INITIAL REGISTERED OFFICE AND AGENT

      5.1 Initial Registered Office. The initial registered office of the Corporation is located in the City of Richmond, Virginia, at the following address:

                                    McGuireWoods LLP
                                    One James Center
                                    901 East Cary Street
                                    Richmond, Virginia  23219

      5.2 Initial Registered Agent. The initial registered agent of the Corporation is Martin B. Richards, Esquire, whose business office is identical with the initial registered office and who is a resident of Virginia and a member of the Virginia State Bar.

                                   ARTICLE VI
                     LIMIT ON LIABILITY AND INDEMNIFICATION

      6.1 Limit on Liability. To the maximum extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits elimination of, or limitations upon, the liability of a director or officer of a corporation, the directors and officers of the Corporation shall have, as applicable, no liability or limited liability to the Corporation or its shareholders.

      6.2 Indemnification, Advancement of Expenses and Related Matters.

          (a) The Corporation, in accordance with the mandatory indemnification provisions of the Virginia Stock Corporation Act, shall indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the Corporation against reasonable expenses incurred by him in connection with the proceeding. An officer of the Corporation shall be entitled to such mandatory indemnification to the same extent as a director.

          (b) In addition to any mandatory indemnification, the Corporation shall provide the maximum indemnification permitted by law to any director, officer, employee or agent of the Corporation in connection with any proceeding (including any proceeding by or in the right of the Corporation) that is brought against such person and that is based on the actions taken or not taken by such person on behalf of the Corporation, or on the status of such person as a director, officer, employee or agent of the Corporation, except to the extent that such person has engaged in (i) willful misconduct, or (ii) a knowing violation of the criminal law.

          (c) The provisions of this Article shall not be deemed to prevent, deny or limit (i) the indemnification or insurance permitted under applicable law to the directors, officers, employees or agents of the Corporation, or (ii) the authority of the Corporation under applicable law to advance, reimburse or pay expenses for the benefit of any director, officer, employee or agent.

          (d) The determination of whether the Corporation is required or permitted, in a particular case, to indemnify a director, officer, employee or agent (or to provide such person with related advances, reimbursements or other payments of expenses) shall be conducted in accordance with Section 13.1-701 of the Virginia Stock Corporation Act, or any successor provision.

      6.3 Mandatory Subordination. Notwithstanding any provision hereof to the contrary, the following shall govern: Any indemnification shall be fully subordinated to any obligations respecting the Properties and shall not constitute a claim against the Corporation in the event that cash flow is insufficient to pay such obligations.

      6.4 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

                                   ARTICLE VII
                             SEPARATENESS COVENANTS

      7.1 Separateness Covenants. Notwithstanding any provision hereof to the contrary, the following shall govern: For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, in order to preserve and ensure the Corporation's separate and distinct corporate identity, in addition to the other provisions set forth in these Articles of Incorporation, the Corporation shall conduct its affairs in accordance with the following provisions:

          (a) It shall establish and maintain an office through which its business shall be conducted separate and apart from those of its parent and any affiliate and shall allocate fairly and reasonably any overhead for shared office space.

          (b) It shall maintain separate corporate records and books of account from those of its parent and any affiliate.

          (c) Its Board of Directors shall hold appropriate meetings (or act by unanimous consent) to authorize all appropriate corporate actions, and in authorizing such actions, shall observe all corporate formalities. The Board of Directors shall include at least one individual who is an Independent Director.

          (d) It shall not commingle assets with those of its parent and any affiliate.

          (e) It shall conduct its own business in its own name.

          (f) It shall maintain financial statements separate from its parent and any affiliate.

          (g) It shall pay any liabilities out of its own funds, including salaries of any employees, not funds of its parent or any affiliate.

          (h) It shall maintain an arm's length relationship with its parent and any affiliate.

          (i) It shall not guarantee or become obligated for the debts of any other entity, including its parent or any affiliate or hold out its credit as being available to satisfy the obligations of others.

          (j) It shall use stationery, invoices and checks separate from its parent and any affiliate.

          (k) It shall not pledge its assets for the benefit of any other entity, including its parent and any affiliate.

          (l) It shall hold itself out as an entity separate from its parent and any affiliate.

          (m) It shall not make any loans or advances to any third party (including any affiliate).

          (n) It shall comply with its obligations under the agreements and instruments evidencing the Mortgage.

      7.2 Definitions. For purpose of this Article VII, the following terms shall have the indicated meanings:


          (a) "Independent Director" means a duly appointed member of the Board of Directors of the Corporation who has not been at any time during the five (5) years preceding his or her initial appointment, and shall not be at any time while serving as Independent Director, any of the following:

              (i) a shareholder, director (other than in his or her capacity as an Independent Director), officer or employee of the Corporation or its shareholders, or any affiliate of any of the foregoing;

              (ii) a shareholder, director, officer, employee, partner, or member of any customer of, or supplier or service provider (including professionals) to, or other person who derives more than ten percent (10%) of its purchases, revenues, compensation, or other financial remuneration from its activities with, the Corporation, its shareholders or any affiliate of any of the foregoing, or any person or entity who otherwise is financially dependent upon an officer, director, or employee of the Corporation or its shareholders, or any family member (by blood or marriage) of any such officer, director, or employee, or a business entity owned or controlled by any of the foregoing;

              (iii) a person or other entity controlling or under common control with any shareholder, director, officer, employee, customer or supplier of the Corporation; or

              (iv) a member of the immediate family of any individual described in clause (1), (2) or (3) above.

          (b) "affiliate" means, with respect to a specified person or entity:

              (i)  any  person  or  entity   directly  or   indirectly   owning,
controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities or interests of the specified entity;

              (ii) any person or entity ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by the specified person or entity;

              (iii) any person or entity directly or indirectly controlling, controlled by or under common control with the specified person or entity;

              (iv) any officer, director or partner of the specified person or entity;

              (v) if the specified person or entity is an officer, director or partner, any company for which the specified person or entity acts in any such capacity; and

              (vi) any close relative or spouse of the specified person.

          (c) "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          (d)  "parent"  means,  with  respect  to  a  corporation,   any  other
corporation owning or controlling, directly or indirectly, fifty percent (50%) or more of the voting shares of such corporation.

          (e) "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

Dated:   September 1, 2000

                                            By: /s/ Martin B. Richards
                                                --------------------------------
                                                Martin B. Richards, Incorporator

                                   SCHEDULE A

               (LIST OF PROPERTIES FOR APPLE SUITES SPE II, INC.)

The Properties consist of those real properties, together with all improvements thereon, that are located at the following addresses (and that are more fully described in agreements and instruments evidencing the Mortgage):

Atlanta-Peachtree Homewood Suites
450 Technology Parkway
Norcross, GA  30092


Baltimore-BWI Airport Homewood Suites
1181 Winterson Road
Linthicum, MD  21090


Clearwater Homewood Suites
2233 Ulmerton Road
Clearwater, FL  33762


Detroit-Warren Homewood Suites
30180 N. Civic Center Drive
Warren, MI  48093


Richmond-West End Homewood Suites
4100 Innslake Drive
Glen Allen, VA  23060